UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 10, 2024, the Board of Directors of Prudential Financial, Inc. (the “Company”) adopted certain modifications to the terms and conditions of the performance shares granted in 2021, 2022 and 2023 pursuant to the Company’s 2021, 2022 and 2023 Long-Term Incentive Programs (the “Modified Awards”). The modifications are intended to mitigate the impact of interest rate volatility on the Company’s performance against goals relating to growth in adjusted book value per share (“BVPS”). Thus, the modifications, among other things: (1) revise the definition of adjusted BVPS to exclude the negative or positive impacts of outsized interest rate changes on interest rate sensitive items and (2) reduce certain BVPS growth goals and maximum payout opportunities.

The foregoing is a summary only and does not purport to be a complete description of all the terms and conditions of the Modified Awards, and is subject to and qualified in its entirety by reference to the full text of the forms of terms and conditions, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Revised Form of Terms and Conditions relating to awards to executive officers in 2021 under the 2021 Omnibus Incentive Plan of performance shares and restricted stock units under the 2021 Long-Term Incentive Program

10.2	Revised Form of Terms and Conditions relating to awards to executive officers in 2022 under the 2021 Omnibus Incentive Plan of performance shares and restricted stock units under the 2022 Long-Term Incentive Program

10.3	Revised Form of Terms and Conditions relating to awards to executive officers in 2023 under the 2021 Omnibus Incentive Plan of performance shares and restricted stock units under the 2023 Long-Term Incentive Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2024

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name:	Brian P. Spitser
Title:	Vice President and Assistant Secretary